UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of first reportable event): March 5, 2009 (February 26, 2009)

VELOCITY PORTFOLIO GROUP, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-161570	65-0008442

(State or other jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

1800 Route 34 North Building 4, Suite 404A Wall, NJ	07719

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201-760-6306)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

          On February 26, 2009, Velocity Portfolio Group, Inc. (the “Company”) issued a press release announcing it has temporarily suspended the payment of dividends on its Series A Preferred Stock in order to preserve capital.

          On February 27, 2009, the Company announced that it is withdrawing its registration statement for its proposed public offering of stock and warrants and that its board of directors has authorized the company to begin a process of exploring strategic alternatives to enhance stockholder value.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued February 26, 2009
99.2	Press Release issued February 27, 2009

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 5, 2009

VELOCITY PORTFOLIO GROUP, INC.

/s/ James J. Mastriani

James J. Mastriani
Chief Financial Officer